SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2008
SYNOVIS LIFE TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)
State of Incorporation: Minnesota
Commission File No.: 0-13907
I.R.S. Employer Identification No.: 41-1526554
Address of principal executive offices:
2575 University Ave. W.
St. Paul, Minnesota 55114
Telephone Number: (651) 796-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On May 28, 2008, Synovis Life Technologies, Inc. (Synovis) issued a press release announcing its earnings for the three and six months ended April 30, 2008. A copy of the press release is furnished herewith as Exhibit 99.1. Synovis will also publish the press release, including the supplemental information contained therein, on its website at www.synovislife.com.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits.
          (99.1) Synovis Life Technologies, Inc. News Release dated May 28, 2008.

Signature
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNOVIS LIFE TECHNOLOGIES, INC.

Dated: May 28, 2008	By:	/s/ Brett Reynolds Brett Reynolds
Vice-President of Finance, Chief
Financial Officer and Corporate
Secretary

EXHIBIT INDEX

Exhibit	Description	Method Of Filing
No.
(99.1)	Synovis Life Technologies, Inc. News Release dated May 28, 2008	Filed herewith electronically.